P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N1 Progyny Investor Day August 2024

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including, without limitation, statements regarding our financial outlook for the third quarter and full year 2024 and beyond as well as our long term targets, including the impact of our sales season and client launches; our anticipated number of clients and covered lives for 2024 and beyond; our positioning to successfully manage economic uncertainty on our business; the timing of client decisions; our expected utilization rates and mix; our ability to retain existing clients and acquire new clients; the expected benefits of our pharmacy program partner agreements; and our business strategy, plans, goals and expectations concerning our market position, future operations, and other financial and operating information. The words “anticipates,” “assumes,” “believe,” “contemplate,” “continues,” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “plans,” “predict,” “potential,” “project,” “seeks,” “should,” “target,” “will,” and the negative of these or similar expressions and phrases are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, without limitation, failure to meet our publicly announced guidance, or other expectations about our business; competition in the market in which we operate; our history of operating losses and ability to sustain profitability; unfavorable conditions in our industry or the United States economy; our limited operating history and the difficulty in predicting our future results of operations; our ability to attract and retain clients and increase the adoption of services within our client base; the loss of any of our largest client accounts; changes in the technology industry; changes or developments in the health insurance market; negative publicity in the health benefits industry; lags, failures or security breaches in our computer systems or those of our vendors; a significant change in the level or the mix of utilization of our solutions; our ability to offer high-quality support; positive references from our existing clients; our ability to develop and expand our marketing and sales capabilities; the rate of growth of our future revenue; the accuracy of the estimates and assumptions we use to determine the size of target markets; our ability to successfully manage our growth; reductions in employee benefits spending; seasonal fluctuations in our sales; the adoption of new solutions and services by our clients or members; our ability to innovate and develop new offerings; our ability to adapt and respond to the medical landscape, regulations, client needs, requirements or preferences; our ability to maintain and enhance our brand; our ability to attract and retain members of our management team, key employees, or other qualified personnel; our ability to maintain our Company culture; risks related to any litigation against us; our ability to maintain our Center of Excellence network of healthcare providers; our strategic relationships with and monitoring of third parties; our ability to maintain or any disruption of our pharmacy distribution network or their supply chain; our relationship with key pharmacy program partners or any decline in rebates provided by them; our ability to maintain our relationships with benefits consultants; exposure to credit risk from our members; risks related to government regulation; risks related to potential sales to government entities; our ability to protect our intellectual property rights; risks related to acquisitions, strategic investments, partnerships, or alliances; federal tax reform and changes to our effective tax rate; the imposition of state and local taxes; our ability to utilize a significant portion of our net operating loss or research tax credit carryforwards; our ability to maintain effective internal control over financial reporting; our ability to adapt and respond to the changing SEC expectations regarding environmental, social and governance practices. For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and subsequent reports, including our Quarterly Reports on Form 10-Q, that we file with the SEC which are available at http://investors.progyny.com and on the SEC’s website at https://www.sec.gov. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of our August 6, 2024 press release. Our actual future results could differ materially from what we expect. Except as required by law, we assume no obligation to update these forward- looking statements publicly, or to update the reasons. Non-GAAP Financial Measures Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA margin on incremental revenue are supplemental financial measures that are not required by, or presented in accordance with, GAAP. We believe that these non-GAAP measures, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA margin on incremental revenue are helpful to our investors as they are measures used by management in assessing the health of our business, determining incentive compensation, evaluating our operating performance, and for internal planning and forecasting purposes. Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA margin on incremental revenue are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA margin on incremental revenue include: (1) it does not properly reflect capital commitments to be paid in the future; (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures; (3) it does not consider the impact of stock-based compensation expense; (4) it does not reflect other non-operating income and expenses, including other (income) expense, net and interest (income) expense, net; (5) it does not reflect tax payments that may represent a reduction in cash available to us. In addition, our non-GAAP measures may not be comparable to similarly titled measures of other companies because they may not calculate such measures in the same manner as we calculate these measures, limiting their usefulness as comparative measures. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA margin on incremental revenue alongside other financial performance measures, including our net income, gross margin, and our other GAAP results. We calculate Adjusted EBITDA as net income, adjusted to exclude depreciation and amortization; stock-based compensation expense; other income, net; interest income, net; and provision (benefit) for income taxes. We calculate Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We calculate Adjusted EBITDA margin on incremental revenue as incremental Adjusted EBITDA in 2023 divided by incremental revenue in 2023. Please see the appendix: “Reconciliation of GAAP to Non-GAAP Financial Measures” elsewhere in this presentation. Safe Harbor Statement

Today's Agenda

Investor Day	
9:00am	**Pete Anevski**, *CEO* **Michael Sturmer**, *President* **Katie Higgins,** *Chief Commercial Officer*
9:45am	Client Perspectives Panel
10:20am	**Joanna Balogh-Reynolds**, *VP Product Strategy*
10:35am	Break
10:50am	Provider Perspectives Panel **Dr. Janet Choi,** *Chief Medical Officer* **Dr. Catha Fischer,** *Spring Fertility* **Lissa Kline,** *SVP, Member and Provider Services* **Sam Correll,** *SVP, Network Management*
11:10am	Member Perspectives Panel
11:35am	**Mark Livingston**, *Chief Financial Officer*
11:55am	Q&A
12:30pm	Lunch

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# Pete Anevski

Chief Executive Officer

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N5 The foundation of our success The relationships we’ve built over years with our clients, members, providers, employees and shareholders

Today's Themes

- Advancing our **go-to-market strategy** to seize our opportunities
- Investing to build a **robust pipeline of new products**
- Our differentiation through our **provider network relationships**
- Delivering **superior member experiences** to drive value to all of our constituencies
- Leveraging our **financial strength** to deepen our competitive advantages

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N7 At Progyny, we believe in a world where everyone can realize dreams of family and ideal health Progyny is a mission-driven company

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N8 Significant growth over the past 5 years 0 1400 2019 2024E Revenue +5.1x 0.0% 20.0% 2019 2024E Adj. EBITDA Margin +930 bps $1.4B 0 500 2019 Today 0 7000 2019 2024E Clients Covered Lives +4.3x 0 70,000 2019 2024E +4.6x ART Cycles Operational Metrics Financial Metrics 1. As per press release issued on August 6, 2024 2. Reflects midpoint of ranges provided in press release issued on August 6, 2024 2 21 1 2 +5.3x 0 7M 0

Measuring our impact

Since launching our services in 2016, we've supported over **300,000 people** on their family building journeys

300,000 people would stretch from NY to D.C.



Washington D.C.
New York

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Societal trends are continuing

8.3%	decrease in US birth rates since 2010[1]
(1.8%)	compounded annual decline in births for women 34 and under since 2010[1]
2.2%	compounded annual growth in births for women 35 and over since 2010[1]
36.3	average age of patient using assisted reproductive technology[2]
10% CAGR	increase in the use of ART since 2010[2]



1. National Vital Statistics Reports, 2002 and 2024 | 2. CDC 2021 ART National Summary Report

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Medical need is increasing

1 in 5 couples struggle with infertility, up from 1 in 8 five years ago, yet many are left out of existing coverage[1]

20% of women of child-bearing age have 2 or more chronic conditions[2]

$24.8 billion excess direct medical expenditures related to menopause attributed to US women aged 45 to 60[3]



1. https://www.cdc.gov/reproductivehealth/infertility/index.htm
2. https://www.cdc.gov/pcd/issues/2020/20_0130.htm
3. Mayo Clinic study, Impact of Menopause Symptoms on Women in the Workplace, 2023

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Workplace dynamics are very favorable

~50%	of workers say fertility coverage is an important factor when considering where they want to work[1]
66%+	of workers would change jobs for better fertility benefits[2]
More than half	of employers with at least 500 employees offer some sort of fertility support,[3] though it's limited in many cases



1. 2022 Harris poll conducted on behalf of Fortune magazine
2. Barclays 2021 Healthcare Disrupters in FemTech report
3. Mercer 2023 US Health and Benefits Strategies for 2024 report

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What has changed since our IPO?


Nasdaq
Nasdaq Composite
COMP 0.80%
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PGNY
UNCH
DOWJONES
DJI
amazon
AMZN 5.21%
PayPal
PYPL
COMCAST
CMCSA 0.69%
PEPSICO
PEP 0.17%
AAPL 0.20%
SBUX 0.10%
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Nasdaq
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Smarter Fertility Benefits

- Growing **demand has persisted** through the pandemic, sustained periods of high inflation, and softening/shifting labor market
- Our customer base has become even more diverse, reflecting the **universal appeal of our services**
- Our **competitive moat has widened**, as the impact of our evidence-based solutions have become even more significant
- Increasing opportunities to **extend our reach through partnerships**, including with health plans
- **Recognition of women's health has increased**, reflecting higher prevalence and more consequential impacts from deficiencies in traditional care delivery

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Progyny's core pillars



Value-based care personalized to the individual…	… delivers the **right care**, at the **right time,** for **every member**
A data-driven approach to plan design and benefit management…	… produces sustained, leading **clinical outcomes**
Unparalleled level of collaboration across our provider network…	… yields unique **partnership-in-care** model

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Multi-year targets

(By 2028)

$2.4B+ revenue
(~2x 2024[1])

$500M+ Adj. EBITDA
(2.5x+ 2024[1])

1. Midpoint of ranges used in calculation as provided in press release issued on August 6, 2024

In 2028:

- Achieve a revenue CAGR of ~20%
- Achieve an Adj. EBITDA CAGR of ~25%

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Strategic Priorities

- Continue market share growth from large, untapped TAM
- Continue expanding our products that address overlooked areas in women's health
- Increase diversification of revenue streams beyond core family building product

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N17 Michael Sturmer President

Delivering the right solution at the right time for each member



Fertility & Family Building
including Preconception
& Trying-to-Conceive
Pregnancy
& Postpartum
Menopause & Midlife
Specialized Care
Equitable
Benefit
Design
Specialized
Network
Data
Driven Care
Concierge
Support

Delivering superior outcomes is in our DNA

Equitable benefit design that enables coverage and access to evidence-based care and Rx, personal to each member

Specialized and managed network of the nation's top fertility and women's health specialists

Concierge support 1:1 and matched to members for their entire journey, paired with robust digital experience

Data-driven care enabling proactive member outreach, client-level reporting with unique visibility on member outcomes

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Measuring our impact on individuals and employers

Out-of-pocket treatment costs to patient

Downstream impacts to patient and the employer

Unsupported Fertility Journey	Progyny's Impact
Average uninsured patient cost: **~$48,000 to $65,000**[1]	Average annual Progyny member out-of-pocket cost: **~$1,500**
• **More treatments** needed to achieve a live birth	• **Fewer treatments** needed to achieve a live birth
• **Higher rates** of miscarriages	• **Lower rates** of miscarriages
• **Heightened** stress and anxiety	• **Reduced** stress and anxiety
• **More high-risk** pregnancies and deliveries	• **Fewer higher-risk** pregnancies and deliveries
• **Higher** NICU care costs	• **Reduced** NICU care costs
• **Lost** productivity	• **Higher** productivity

1. Reflects ranges of cash pay rates across the US for an IVF fertility patient without medical coverage, including medication; reflects that the average patient requires more than one round of treatment to achieve a live birth; source: Fertility IQ (here)

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Expanding our levers for growth

Markets / Products	Existing	New
New	**TAM expansions**	**Future diversification**
Existing	**Our existing base**	**Upsells of our newest services**

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Pathways to expand client relationships


Markets
New
Existing
Our existing base
Upsells of our newest services
Existing
New
Products

Share of Wallet

- Pregnancy and Postpartum
- Menopause
- Global services

Expanded Fertility Coverage

- Progyny Rx
- Adoption and surrogacy
- Additional Smart Cycles
- Fertility preservation
- Donor tissue

New Populations

- New client segments
- Additions through M&A

On average, **20%** of Progyny clients have expanded their benefit in some way each year

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Expanding market share


TAM expansions
Our existing base
Markets
Existing
New
Existing
New
Products

2016 – 2019 Selling Seasons	2020 Selling Season	2021 - 2023 Selling Seasons
+140 clients won	+45 clients won	+275 clients won


Brownfield win (clients won who had a previous benefit with a health plan)
Greenfield win, expanding the market (clients won who are adding fertility coverage for the first time with Progyny)

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Growing our addressable market


TAM expansions
Markets
New
Existing
Existing
New
Products


Covered lives
80 million
Self-insureds
+20 million
Taft-Hartley (labor)
+6 million
Federal
=106 million
Our penetration today
50 plus million
250 - 1000 Employees (ASO, Minimum Premium, Fully Insured)
+ Global
Pre-2021
2022-2023
2024
Today
Future

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N24 Diversification of client base Composition of 2024 Member Base By Industry Continuous Expansion into New Industries Reflects number of industries in our client base 0 20 40 60 2016 2018 2020 2022 2024 Launched in just 2 industries Present in over 45 industries today 1,000 - 2,500 2,501 - 10,000 10,001 - 50,000 50,000+ YE 2017 2024E 1,000 - 2,500 2,501 - 10,000 10,001 - 50,000 50,000+ Distribution of Clients By Size 1. Healthcare 2. Consumer goods 3. Tech 4. Financial services 5. Media/ Entertainment 6. Retail 7. Taft-Hartley (Labor) 8. Manufacturing 9. Pharma/Biotechnology 10. Energy The composition our client base by size is virtually unchanged since 2017 Percent of clients within each tier of covered lives NewExisting Products M ar ke ts Our existing base N ew Ex is tin g Top 10 Industries by Lives: No industry exceeds 18% of base

Relationships are the foundation of our growth

Our Demonstrated Success	460+ Clients	45+ Industries	6.5M Lives	99+% retention	+80 NPS	8 strategic partnerships

Health Plans and PBMS: Evernorth, Vistia Health, CVS Health, Meritain Health, Surest

Channel Partners: Children's Hospital Association, Collective Health, Quantum Health, Apree Health

Clients: HCA Healthcare, Unilever, Microsoft, ExxonMobil, The University of Texas System, Cox Enterprises, Santander, Arrow Electronics, Inc., Hershey, Target

Clinical Partners: RMA of New York, CCRM Fertility, Columbia University in the City of New York, Boston IVF, NYU Langone Health Fertility Center

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# Katie Higgins

Chief Commercial Officer

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At an early stage of penetrating our market opportunity

Large, self-insured employers

Addressable market: **8,000** employers

Just 6% of large, self-insured employers are clients today


Progyny client today
Future opportunity/not yet a Progyny client

Lives covered by large, self-insured employers

Addressable market: **106 million lives**

Just 7% of our addressable lives are Progyny members today


Progyny member today
Future opportunity/not yet a Progyny client

Future TAM expansion opportunities

- State and local government populations; 2023 won first federal client
- Universities and school systems
- Fully-insured/ASO populations
- Global populations
- Other underserved and underfunded areas of women's health

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Commercial team covers geographic markets and key buying channels

Direct employer selling and expansion



Teams of Sales and Client Success Reps covering East, Midwest and West Coast Markets

Consultant Relations

wtw · Mercer · Gallagher · Lockton · AON · HUB · Sequoia · Alliant · USI · Segal · Brown & Brown Insurance

Education and relationship mapping of top consulting influencers

Partnerships

CVS Health · Evernorth · apree health · Vistia Health · Quantum Health · Meritain Health · Children's Hospital Association

Partnership team focused on increasing reseller relationships measuring pipeline and new logo wins

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Understanding benefit consultant ecosystem

Alliant | Brown & Brown Insurance | Mercer | AON | HUB | USI
Sequoia | Gallagher | wtw | Segal | Lockton



Employer benefit leaders manage the intersection of health care spend and access:
Negotiating with carriers, PBMs, analyzing workforce health needs, vendor selection and management



Consultants leveraged to provide expertise
Benefit recommendations and run vendor selections through RFPs or other managed reviews as well as negotiate vendor contracts

65% of deals attached to a consultancy

Key sales imperatives to shape buying preferences:

1. Develop trust through credible education with national SMEs on family building
2. Identify and develop trusted relationships with key influencers within national and regional offices
3. Leverage successful shared client success stories to reinforce value propositions well as consultant trust

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Partnerships offer an opportunity to scale growth

Partnerships accelerating access to millions of additional lives to serve through:

1. Collaboration through shared growth teams
2. Ease of contracting for employers through existing partnerships
3. Reduction of point solution fatigue

Channel Partners (Potential Lives)					
EVERNORTH	CVS Health	apree health	Quantum Health	Children's Hospital Association	Other Partnerships
35M	30M	6M	3.1M	2M	3M+

Health Plan Partnership Growth
4M+ Potential lives and growing

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Building pipeline and converting into wins



Components of selling season
Building Pipeline
Early Commits
(Prior Not Nows)
Progressing Opportunities
Peak Commitments
Not Nows Carrying Forward
January
March
May
July
September
November

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* Represents timeline for clients with 1/1 health plan years

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Majority of non-wins comprised of deferred decisions vs competitive losses

Wins

Reliably win 1M+ new lives annually

- Deep experience and data drives accurate projections and guarantees on investment savings and clinical outcomes
- Access to curated, actively managed network & dedicated patient care advocates ensure highly supported member experience

Not Nows

Deferred Decisions represent majority of Non-Wins; 25% of annual wins attributed to deferred pipeline

Default to carrier option

- Status quo option
- Basic dollar cap or cycle-based benefit design
- Minimal focus on member experience or outcomes

Mindshare/Prioritization

- Shifting priorities including medical rate increases, new innovations such as GLP-1s and chronic condition management can push decision making
- Family building and women's health solutions are table stakes for talent

VC-Backed Digital Health

Competitive Losses represent less than 6% of pipeline

- Value proposition centered on episodic coaching, navigation and digital content leads to minimal ability to project, control, or guarantee cost or clinical outcomes

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Streamlined implementation and member experience

Kick-off and Integration Launch

0-30 Days

Benefit Coordination and Communication

30-60 Days

Integration Complete & Member Support Launches

60-90 Days

Go Live

Monitor Member Engagement

"There is absolutely nothing I can recommend that would enhance the Progyny implementation experience - it was PERFECT! I wish all vendor/benefit implementations were this easy!"

Progyny Client

"It was truly an exceptional experience. Without question, I would share with other HR colleagues and refer them in the future."

Progyny Client

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Robust reporting for a unique level of transparency

Quarterly and annual reporting:

- Pregnancy and treatment outcomes
- Reporting also includes:
  - Demographics*
  - Member Activity & Engagement
  - Clinical Best Practices
  - IVF & IUI Outcomes
  - Total Utilization by Therapeutic Class
  - Quality
  - Inferred Birth Rate
  - Network and Utilization & Access*
  - Pharmacy-Specific Data



2022
2023
% Change
Key Insights
Population & Utilization
Eligible Adult Members
Eligible Employees
Cost
Supporting members in their family building journey
In 2024, of your XX eligible adult members, Progyny's Patient Care Advocates supported XX unique members, of which XX went on to utilize the benefit.
12mo Outcomes & Impact
Superior clinical outcomes
XX% lower
multiples rate
XX% higher
live birth rate
Faster time to pregnancy
XXX babies
IVF + IUI babies
Greater pregnancy success
World class member experience
NPS +91
4.9 out of 5
Experience with PCA
Personalized care
Better mental health
Less absenteeism
Increased employee loyalty
Q1 2024 Managed Costs
$XX
Total spend
XX
Utilizers
$XX
Avg cost per Utilizer
2024 FAP
X
FAP Utilizers
$XX
FAP Spend
12mo Demonstrated Value
XX
Fewer treatments
XX
Fewer miscarriage
XX
Fewer multiples
Combined with an improved and efficient Rx experience
$XX
in Total Cost Avoidance
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*Progyny will require reporting on the total number of eligible employees and covered dependents on a monthly or quarterly basis to report on demographics. Progyny will request a quarterly file containing zip codes in order to report on Network Adequacy.

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Client Success: The key to driving GTM success and client loyalty

Client Satisfaction

80+

Client NPS

Revenue Retention & Growth

99%

retention by lives

20%

of clients grow spend annually

Client Advocacy

40+%

of clients engaged in external advocacy annually

> "The path to parenthood is full of twists and turns, and it looks different for everyone—that's exactly why we want to help interested employees prepare for it however we can, with a comprehensive and member-centric benefit."

Sonja Kellen, Sr. Dir. Global Health and Wellness at Microsoft

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Voice of the client:
Providing life changing support to employees nationally



Samantha Elliot
Head of US Well-being and Digital Health

- Partner since 2024
- $50k prior benefit
- Currently pursuing expansion into Menopause

BASF
We create chemistry



Janet Brunk
Director Global Benefits

- Partner since 2024
- No prior fertility benefit
- Valued Progyny's vetted, contracted network and outcomes driven approach

DELTA



Juliet Vestal
Corporate VP of Total Rewards

- Partner since 2021
- $5K prior benefit
- 25.4% higher live birth rate, 0 multiples, $545K in cost avoidance
- Offering Menopause through Progyny

B|BRAUN



Renee Albert
Global Benefits Strategy & Experience Leader

- Long-standing Progyny partner for two leading employer clients
- Valued Progyny's high touch model with robust network and equitable plan design

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N37 Perspectives from our Clients

Driving Health Care Innovation


Fertility & Family Building
including Preconception
& Trying-to-Conceive
Pregnancy
& Postpartum
Menopause & Midlife
Specialized Care
Equitable Benefit Design
Specialized Network
Data Driven Care
Concierge Support

Delivering superior outcomes is in our DNA

Equitable benefit design that enables coverage and access to evidence-based care and Rx, personal to each member

Specialized and managed network of the nation's top fertility and women's health specialists

Concierge support 1:1 and matched to members for their entire journey, paired with robust digital experience

Data-driven care enabling proactive member outreach, client-level reporting with unique visibility on member outcomes

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# Joanna Balogh-Reynolds

VP, Product Strategy

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progyny

Designed for the right care, at the right time, for every member

Leveraging what we do best: personalized guidance, sophisticated network management, streamlined care coordination and data sharing, and driving cost effective client solution.

Preconception and Trying-to-Conceive	Fertility & Family Building	Pregnancy & Postpartum	Menopause & Midlife

In-house nurse coaching with diverse experts

Expanded network of specialists for women's health

Personalized digital experience

Clinical expertise

Integrated ecosystem

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Redefining care for women

1 in 10



Experience issues such as endometriosis that can take an average of 10 years to diagnose

Effective care for conditions that specifically impact women or impact them differently are still emerging.

1977
FDA bans women from research

1993
NIH inclusion policy passes

2011
Urogynecology recognized as a subspecialty

Sources: World Health Organization; https://www.who.int/news/item/04-04-2023-1-in-6-people-globally-affected-by-infertility 2. New York Times: https://www.nytimes.com/2021/09/13/health/women-doctors-infertility.html#:~:text=In%20fact%2C%20a%202016%20survey,rate%20of%20the%20general%20public. 3. NSL

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BCG
Investing in the Next Generation of Women's Health
Women's health: rethinking the cost as an investment for societal gain npr
Melinda French Gates to give $1 billion to women's rights groups
The White House Initiative on Women's Health Research
FORBES > BUSINESS > POLICY
Driving A Paradigm Shift In Women's Health Care
Dan Mendelson Contributor
I focus on business and policy in healthcare.
Follow

Investing in the future of women's health

- Investment in women's health care reached an all-time high of **$3.3 billion in 2022** [1]
- In 2022, startups focused on women's health earned **13.26% of health tech funding** [2]
- **For every $1 spent** on improving access to family planning services, society yields **$120 in benefits** [3]
- Melinda French Gates says she will donate **$1 billion globally over the next two years** to help support women and families, including reproductive rights. [4]
- Biden-Harris Administration Announces **White House Initiative on Women's Health Research**[5]

1. BCG, Investing in the next generation of Women's Health | 2. Forbes, Driving a Paradigm Shift in Women's Health Care | 3. World Economic Forum, Women's Health: rethinking the cost as an investment for societal gain | 4. NPR, Melinda French Gates to give $1 billion to women's rights groups | 5 HHS, Biden-Harris Administration Announces $27.5 Million in Funding Opportunities Enhancing Women's Behavioral Health

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A growing need: Preconception

Societal Trends

20%

of women of child-bearing age have 2 or more chronic conditions[1]

30% to 50%

of women with endometriosis are not able to get pregnant, making this condition one of the top three causes of female infertility[2]



What Do We Do?

Outbound and inbound dedicated coaching at the start of members' conception journey

- Nutrition, mental health and lifestyle behaviors
- Ovulation and intercourse tracking
- Navigating underlying concerns and conditions
- Vetted pelvic floor therapy network
- Family building process options
- Tailored referrals

1. Commonwealth Fund, Health Care for Women of Reproductive Age| 2. NIH, Can pelvic pain affect my ability to become pregnant? | NICHD - Eunice Kennedy Shriver National Institute of Child Health and Human Development (nih.gov)

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A growing need: Conception and Fertility

Societal Trends

While overall birth rates are declining sharply, that is being driven by women **under 30** who are significantly less likely to struggle with conception

Overall birth rates	Birth rates for women ages 35-42
Down **12.6%** since 2010	Up **20+%** since 2010

birth rates per 1,000 women since 2010



What Do We Do?

A comprehensive and equitable benefit that supports all paths to parenthood

- Highly managed network of fertility providers including reproductive urologists
- Equitable treatment coverage
- Streamlined Rx
- Unlimited 1:1 education & emotional support
- Partner support
- Surrogacy and adoption
- Outreach and education timed to critical decision-points

Source: National Vital Statistics Reports, April 2024

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A growing need: Pregnancy and Postpartum

Societal Trends

5.5 million

pregnancies annually in the US[1]

70%

of pregnant women are employed during the year of their pregnancy[2]

Near 200% increase

over the past 20 years in severe maternal morbidity, a pregnancy complication causing significant maternal harm or risk of death[3]



What Do We Do?

Overcome engagement barriers with a connected experience that members trust

- Timely, programmatic coaching check-ins
- Early engagement on health risks
- Unlimited Q&A with in-house experts
- Doula coaching and vetted network
- Robust digital resources, seamlessly available through their Progyny app
- Parenting and RTW Support

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1. CDC, National Center for Health Statistics, April 2023 | 2. National Partnership for Women & Families research | 3. Preconception care and severe maternal morbidity in the US (https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8891086/)

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A growing need: Menopause

Societal Trends

+20%

percent of women in the workforce aged 45 to 54[1]

1.3 million

women entering menopause each year in the United States[2]

4 years

average length of time women are in peri-menopause, though it can last up to 8 years[3,4]



What Do We Do?

Progyny addresses the care vacuum – not just hot flashes

- Trained, NAMS-certified providers
- Education and destigmatization to address the menopause factor
- Specialized concierge services
- Tailored and personalized digital tools
- Preventive referrals for comorbid conditions
- Measuring symptom improvement, utilization, engagement, satisfaction and more

1. US Bureau of Labor Statistics, 2020 | 2. National Menopause Foundation | 3. US Department of Health and Human Services Office on Women's Health | 4. Menopause.org

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Women and Health

A specialized benefits platform created to expedite interventions addressing **interconnected** health issues that are diagnosed or treated disparately in women.


Ancillary Services
Mental Health
Pelvic floor
Lactation & milk shipping
Parenting & Caregiver Support
Social Determinants
Nutrition & Lifestyle
Weight management
Sexual Health
Primary/well woman care
Fertility & Family Building Care
Preconception
Assisted Fertility
Genetic testing
Fertility medications
Male infertility
LGBTQIA+ specific
Pregnancy & postpartum
Surrogacy
Adoption
Stress & emotional support
Return-to-work
Patient education
Care navigation & access to care
PROGYNY
Specialized Conditions
Diabetes
Cardiac
PCOS
Pregnancy
Endometriosis
Autoimmune
Preeclampsia & hypertension
Breast & gynecological cancers
Menstruation
Thyroid
Menopause

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Expanding adjacent areas of care

Addressing often **overlooked** and **underserved** conditions that impact women and reproductive health disproportionately and differently

Addressing unmet needs that:

Lead to costly outcomes when delaying care or not addressing

Are under-covered by traditional carriers / are private pay

Members don't understand and need support navigating

Improve access to high quality care

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Women have a range of care needs

Obstetric & Gynecologic conditions

- Gynecologic cancers
- PCOS
- Endometriosis

Conditions that affect women differently than men

- Cardiovascular diseases
- Obesity
- Osteoporosis

Conditions that affect women disproportionally

- Autoimmune diseases
- Hormonal disruption
- Anxiety & depression



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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N50 Break

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N51 Perspectives from our Providers

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N52 Perspectives from our Members

# Mark Livingston

Chief Financial Officer

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Platform built for growth, profitability, cash flow

Consistency of embedded base provides a solid foundation to build upon

Scalability for further margin expansion

Significant cash flow conversion creates optionality

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Achievements vs previous five-year model



Lives
6.5M
5.4M
Revenue
$1.2B
$1.1B
Adj. EBITDA
$187.6M
$187.1M
Operating Cash Flow
(cumulative 2019 - 2023)
$327M
$330M
IPO Model (view of 2023 from 2019)
2023 Actuals

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Key drivers to our financial model

Revenue

Growth drivers:

- New client lives
- Upsells: expanded coverage levels of family building services, additional services
- New products

Profitability

Gross margin:

- Increasing volumes/ scale across clinical footprint
- Continuous efficiencies in care management delivery

Sales & marketing costs:

- High retention, persistent utilization drive efficiencies

General & admin costs:

- Designed for scalability

Cash Flow

High conversion rate to operating cash flow:

- Expanding Adjusted EBITDA + low ongoing capital needs
- Affords flexibility to invest for growth even as margins and cash flow expand

Future considerations:

- Cash taxes

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Utilization rates - New cohorts vs full book



Newest cohort (first year utilization rate)
Overall utilization rate
Newest Cohort (first year lives)
0.6M
0.82%
1.09%
0.8M
0.58%
0.97%
0.5M
0.67%
1.07%
1.2M
0.67%
1.03%
1.2M
0.67%
1.09%
2019
2020
2021
2022
2023

	2019	2020	2021	2022	2023
Annual Avg. Lives	**1.3M**	**2.2M**	**2.8M**	**4.3M**	**5.4M**

For ease of presentation, each year refers to the selling season completed in the prior year (the 2019 cohort reflects the 2018 selling season for launches in 2019, etc.)

First year of new cohorts vs full book

- Across our largest cohorts, we've seen a consistent initial utilization rate in the first year of launching the benefit
- The initial (year one) rate of utilization is lower than the blended base due to an inherent ramping period within each client
- Utilization for each cohort increases in each successive year following launch

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Utilization growth spanning every cohort



Utilization by selling season cohort
(indexed utilization from launch year through to 2023)
Cohort size
0.6M lives
0.8M lives
0.5M lives
1.2M lives
Year one baseline (index value = 100)
19
20
21
22
23
20
21
22
23
21
22
23
22
23
2018
2019
2020
2021
Selling Season

Chart reflects female utilization rate blended across full cohort.

- Since launching in 2016, every annual cohort has experienced increasing utilization over time
- Our largest cohorts have seen comparable rates of increase across years 2, 3 and 4

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# Utilization rate ±3 basis points vs. average in any given quarter


Quarterly Female Utilization
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Covid-related
clinic closures
2019
2020
2021
2022
2023
2024
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

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Key components of revenue estimates

Claims

Actual transactions received which confirm treatment rendered and date of service.

Authorizations

Specific treatments which span a defined period.

Adjusted lower to allow for cancellations, postponements or other changes based on historical analytics.

Expected Authorizations

New Authorizations which are estimated to be received in the future based on current activity and pacing along with historical utilization patterns.

Inherent constraints

- Volume of appointments actually scheduled is small beyond 6 weeks out
- Medication response varies by patient, may necessitate reschedule
- Retrievals are significant medical treatments and day-to-day life/other responsibilities can affect timing for some

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N61 Visibility into fertility revenue Month 1 Month 2 Month 3 Claims Authorizations Expected Authorizations Start of Quarter

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N62 Visibility into fertility revenue Month 1 Month 2 Month 3 Claims Authorizations Expected Authorizations End of Month 1

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N63 Visibility into fertility revenue Month 1 Month 2 Month 3 Claims Authorizations Expected Authorizations End of Month 2

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N64 Visibility into fertility revenue Month 1 Month 2 Month 3 Claims Authorizations Expected Authorizations End of Month 3

Historical trend and guidance assumptions

	2021	2022	2023	2024 High End Guidance May 9th	2024 Low End Guidance August 6th	2024 High End Guidance August 6th
Average Members* (in 000s)	2,812	4,349	5,383	6,198	6,118	6,118
Female Utilization Rate	1.07%	1.03%	1.09%	1.08%	1.05%	1.08%
Female Unique Utilizers	30,053	44,600	58,596	67,154	64,456	66,087
ART Cycles	28,413	42,598	58,013	68,160	61,467	63,361
ART Cycles per Female Unique Utilizer	0.95	0.96	0.99	1.01	0.95	0.96
Revenue ($ in millions)	$501	$787	$1,089	$1,270	$1,165	$1,200

* Calculations for 2024 exclude 300,000 members from a single client not reflected in female utilizers as a result of the client's chosen benefit design.

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N66 0.50 0.51 0.53 0.53 0.55 0.55 0.54 0.54 0.56 0.56 0.54 0.54 0.58 0.58 0.53 0.55 0.40 0.45 0.50 0.55 0.60 0.65 Q1 Q2 Q3 Q4 2022 2023 2024 (High-End) 2024 (Low-End) Historical trend: • ART Cycles per Female Unique Utilizer historically steps up from Q1 to Q2 given that a greater proportion of utilizers start their journeys in Q1 and progress to ART in subsequent quarters • Similar sequential step ups typically continue from Q2 thru Q4 for the same reason albeit less pronounced • Given a small step up in Q2 24, and that Q3 data to date suggests a similar level as Q2, current guidance assumes lower than historical levels ART cycles per female unique utilizers quarterly trends and guidance 0.96 0.99 0.95 0.96 2022 2023 2024E (Low-End) 2024E (High-End) Full Year Q1 Q2 Q3 Q4 Q1 Q2 Q3E Q1 Q2Q4E Q3E Q4E

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N67 Demonstrated operating leverage $230 $345 $501 $787 $1,089 $18 $32 $67 $126 $187 8.0% 9.4% 13.5% 16.0% 17.2% 2019 2020 2021 2022 2023 • High rate of client retention • Persistent utilization • Purchasing power given increasing scale • Continuous improvement initiatives across care management delivery • Scalable infrastructure Revenue Adjusted EBITDA Adjusted EBITDA Margin Key drivers of operating leverage:

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N68 Stock-based compensation 2% 4% 7% 13% 11% 11% 10% 7% 6% 6% 2019 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E Key drivers of stock- based compensation: • Step up in 2022 reflects a significant grant across a broad base of employees in late 2021 • Staff grants are now RSU based • Step down in 2026 reflects the roll off of expense from the late 2021 grant As a % of revenue

Sustained growth through multiple levers



$1.09B
$1.18B
20% CAGR
$2.4B+
FY23
FY24 Mid
FY25-27
FY28
Target

Through 2028

- 20% CAGR ('24-'28) yields $2.4B+ in revenue
- Covered lives grow to ~11.5M
- New products contribute 8-10% of annual revenue in 2028
- Maintain high retention rate

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N70 17.2% 17.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 FY23 FY24 Mid FY25 FY26 FY27 FY28 Target Adj. EBITDA Adj. EBITDA % Continued expansion in profitability $500M+ • Revenue CAGR of 20% yields Adjusted EBITDA CAGR of 25% • Gross Margins to grow by 400-500 bps* driven by higher new product gross margins while core fertility margins increase slightly • Sales & Marketing costs reflect higher investments in marketing to drive new product growth (additional 100-200 bps*) • General & Administrative costs continue to be leveraged as the Company scales (reduction of 100 bps*) • Given long term Adjusted EBITDA cash conversion rates of ~75%, operating cash flow is estimated to be approaching $400M in 2028 21+% $187M $204M Through 2028 * Basis point changes are expressed on an Adjusted EBITDA basis.

Strong cash flow enables our strategic capital priorities

Capital Priorities

- Continued evaluation of share repurchases
- Expand core business through investments in new products addressing other key life milestones
- Investments in go-to-market resources
- Create value through disciplined, selective M&A

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Today's Themes

- Advancing our **go-to-market strategy** to seize our opportunities
- Investing to build a **robust pipeline** of new products
- Our differentiation through our **provider network relationships**
- Leveraging our **financial strength** to deepen our competitive advantages
- Delivering **superior member experiences** to drive value to all of our constituencies

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P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N73 Q&A

P L E A S E R E F E R T O S L I D E 2 F O R T H E S A F E H A R B O R L A N G U A G E R E G A R D I N G T H I S P R E S E N T A T I O N74 Thank you for joining us!

# Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

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# Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

| (in thousands) | Reconciliation of Net Income to Adjusted EBITDA for the Year Ended December 31, | | | | | | | | Reconciliation of Anticipated Net Income to Anticipated Adjusted EBITDA for the Year Ended December 31, 2024[1] | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | Low | High |
| **Net (loss) income from continuing operations** | $ (11,833) | $ (12,456) | $ (5,116) | $ (8,569) | $ 46,459 | $ 65,769 | $ 30,358 | $ 62,037 | $ 55,400 | $ 62,400 |
| Add: | | | | | | | | | | |
| Depreciation and amortization | 1,700 | 1,559 | 1,883 | 2,135 | 1,906 | 1,301 | 1,601 | 2,281 | 3,000 | 3,000 |
| Stock-based compensation expense | 728 | 1,559 | 2,997 | 5,061 | 12,821 | 33,706 | 100,748 | 122,611 | 131,000 | 131,000 |
| Other (income) expense, net | 1,065 | 740 | 497 | 58 | (331) | (95) | (1,100) | (8,507) | (14,100) | (14,100) |
| Convertible preferred stock warrant valuation adjustment | (741) | 714 | 2,944 | 18,176 | - | - | - | - | - | - |
| Provision (benefit) for income taxes | (3,028) | (3) | (1,777) | 12 | (37,780) | (33,334) | (5,917) | 8,654 | 23,700 | 26,700 |
| Settlement cost and legal fees associated with a vendor arbitration | - | - | - | 1,319 | 9,318 | - | - | - | - | - |
| Non-deferred IPO Costs | - | - | - | 150 | - | - | - | - | - | - |
| **Adjusted EBITDA** | $ (12,109) | $ (7,887) | $ 1,428 | $ 18,342 | $ 32,393 | $ 67,347 | $ 125,690 | $ 187,076 | $ 199,000 | $ 209,000 |

1. Reflects the guidance ranges provided in our August 6, 2024 press release; Net income and Adjusted EBITDA ranges do not reflect any estimate for other potential activities and transactions, nor do they contemplate any discrete income tax items, including the income tax impact related to equity compensation activity.

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